KEY EXECUTIVE SEVERANCE PAY PLAN                                Exhibit 1


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     PARTICIPANT AND CURRENT TITLE OR             PARTICIPATION              PARTICIPATION
       TITLE AT TERMINATION IN PLAN              EFFECTIVE DATE             TERMINATION DATE
    ----------------------------------           --------------             ----------------
--------------------------------------------------------------------------------------------
Brian W. H. Marsden                              January 22, 1987
Chairman of the Board
Acme Metals Incorporated
--------------------------------------------------------------------------------------------
Stephen D. Bennett                               June 1, 1990
President and Chief Executive Officer
Acme Metals Incorporated
--------------------------------------------------------------------------------------------
Gerald J. Shope                                  May 25, 1995
Vice President-Human Resources
Acme Metals Incorporated
--------------------------------------------------------------------------------------------
Jerry F. Williams                                January 22, 1987
Vice President-Finance and
Administration
Acme Metals Incorporated
--------------------------------------------------------------------------------------------
Edward P. Weber, Jr.                             January 22, 1987
Vice President, General Counsel
and Secretary
Acme Metals Incorporated
--------------------------------------------------------------------------------------------
James W. Hoekwater                               May 25, 1995
Treasurer
Acme Metals Incorporated
--------------------------------------------------------------------------------------------
Gregory J. Pritz                                 May 25, 1995
Controller
Acme Metals Incorporated
--------------------------------------------------------------------------------------------
Robert W. Dyke                                   March 14, 1988
President
Acme Packaging Corporation
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
     PARTICIPANT AND CURRENT TITLE OR             PARTICIPATION              PARTICIPATION
       TITLE AT TERMINATION IN PLAN              EFFECTIVE DATE             TERMINATION DATE
    ----------------------------------           --------------             ----------------
--------------------------------------------------------------------------------------------
Gary S. Lucenti                                  May 25, 1995
President
Acme Steel Company
--------------------------------------------------------------------------------------------
Larry C. Kipp                                    May 25, 1995
President
Universal Tool & Stamping
Company, Inc.
--------------------------------------------------------------------------------------------
Edward J. Urbaniak                               January 24, 1997
President
Alpha Tube Corporation
--------------------------------------------------------------------------------------------
Reynold C. MacDonald                             January 22, 1987           May 25, 1995
Former Chairman of the Board
Acme Steel Company;
Director
Acme Metals Incorporated
--------------------------------------------------------------------------------------------
Richard J. Stefan                                January 22, 1987           May 25, 1995
Retired Vice President-Employee Relations
Acme Metals Incorporated
--------------------------------------------------------------------------------------------
Reno P. Zenere                                   January 22, 1987           May 25, 1995
Vice President
Acme Steel Company
--------------------------------------------------------------------------------------------
Jerry D. Kendall                                 February 1, 1988           May 25, 1995
Vice President Marketing
of Steel Products
--------------------------------------------------------------------------------------------
James M. Schwyn                                  May 25, 1992               May 25, 1995
Former President
Universal Tool & Stamping
Company, Inc.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
     PARTICIPANT AND CURRENT TITLE OR             PARTICIPATION              PARTICIPATION
       TITLE AT TERMINATION IN PLAN              EFFECTIVE DATE             TERMINATION DATE
    ----------------------------------           --------------             ----------------
--------------------------------------------------------------------------------------------
Steven G. Jansto                                 May 25, 1995               October 31, 1995
Former President
Alpha Tube Corporation
--------------------------------------------------------------------------------------------
